Exhibit 10.1

AMENDMENT NO. 1 TO

SENIOR CONVERTIBLE NOTE DUE MARCH 9, 2026

This AMENDMENT NO. 1, dated as of July 11, 2025 (this “Amendment”), to the SENIOR CONVERTIBLE NOTE DUE MARCH 9, 2026 (the “Senior Convertible Note”), dated as of June 9, 2025, by and among WANG & LEE GROUP, Inc., a British Virgin Islands company limited by shares, with office located at 5/F Wing Tai Factory Building, 3 Tai Yip Street, Kwun Tong, Kowloon, Hong Kong (the “Company”), and the investors signatory thereto (including, the undersigned investor (the “Investors”)). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Senior Convertible Note shall be used herein as therein defined.

A. The Company and the Buyers entered into a certain securities purchase agreement dated June 9, 2025 pursuant to which the Investor, as a Buyer, agreed to purchase the Senior Convertible Note of the Company, upon the terms and subject to the conditions set forth therein.

B. In connection with certain discussions with the Investor, the Company desires to amend the Senior Convertible Note as provided herein.

C. Concurrently herewith, each other Buyer (each, an “Other Investors”) has received amendments in the form of this Amendment (each, an “Other Amendment”, and together with this Amendment, the “Amendments”).

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENTS. Effective as of the time the Company and the Investor shall have executed and delivered this Amendment and the Company and each of the Other Investors shall have executed and delivered the Other Amendments (the “Amendment Time”), the following shall occur:

(a) Senior Convertible Note. As of the Amendment Time, the Senior Convertible Note is hereby amended as follows:

(i) The definition of “Agreement” as defined in the Senior Convertible Note, is hereby amended to include this Amendment. The definition of “Senior Convertible Note”, as defined by each other Transaction Document, is hereby amended to include this Amendment.

(ii) Section 1 of the Senior Convertible Note is hereby amended and added with two new definitions as stated below:

“Adjusted Floor Price” means, as determined on each six month anniversary of the Issuance Date (each, an “Adjustment Date”), the lower of (i) the Floor Price then in effect and (ii) 20% of the lower of (x) the Nasdaq Closing Price of the Ordinary Shares as of the Trading Day ended immediately prior to such applicable Adjustment Date and (y) the quotient of (I) the sum of each Nasdaq Closing Price of the Ordinary Shares on each Trading Day of the five (5) Trading Day period ended on, and including, the Trading Day ended immediately prior to such applicable Adjustment Date, divided by (II) five (5). All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any such measuring period.

“Floor Price” shall mean $0.03 (or such lower amount as permitted, from time to time, by the Principal Market), subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events; provided, that if on an Adjustment Date the Floor Price then in effect is higher than the Adjusted Floor Price with respect to such Adjustment Date, on such Adjustment Date the Floor Price shall automatically lower to such applicable Adjusted Floor Price.

(iii) Section 4(b) of the Senior Convertible Note is hereby amended and added with two new definitions as stated below:

Conversion Price. The conversion price in effect on any Conversion Date shall be equal to 85% of the lowest daily VWAP during the ten (10) Trading Days immediately preceding and including the Conversion Date (the “Conversion Price”). The Conversion Price shall in no event be less than the Floor Price.

2. REPRESENTATIONS AND WARRANTIES

(a) Investor Bring Down. The Investor hereby makes the representations and warranties as to itself only as set forth in Article III of the Senior Convertible Note (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

(b) Company Bring Down. The Company hereby makes the representations and warranties to the Investor as set forth in Article III of the Senior Convertible Note (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

3. MISCELLANEOUS

(a) Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m. (but in no event prior to 9:15 a.m.), New York time, on the first Trading Day after the date of this Agreement, file a Report of Foreign Issuer on Form 6-K/ describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act, and attaching the form of this Amendment (the “6-K Filing”). From and after the 6-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Amendments and the Transaction Documents. In addition, effective upon the filing of the 6-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate.

(b) Acknowledgement; Reaffirmation of Obligations; Consent. The Company hereby confirms and agrees that following the Amendment Time, except as set forth in Section 1 above, the Senior Convertible Note and each of the other Transaction Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

(c) General. The provisions of Section 9 of the Senior Convertible Note are hereby incorporated by reference herein, mutatis mutandis.

(d) Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(e) Independent Nature of Investor’s Obligations and Rights. The obligations of the Investor under this Amendment are several and not joint with the obligations of any Other Investors, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Other Amendment. Nothing contained herein or in any Other Amendment, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and Other Investors as, and the Company acknowledges that the Investor and Other Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by this Amendment or any Other Amendment and the Company acknowledges that the Investor and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment or any Other Amendment. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Senior Convertible Note to be duly executed as of the date first written above.

COMPANY:

WANG & LEE GROUP, Inc.

By:
Name:	Pui Lung Ho
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Senior Convertible Note to be duly executed as of the date first written above.

INVESTOR:

Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B

By:
Name:
Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Senior Convertible Note to be duly executed as of the date first written above.

INVESTOR:

L1 Capital Global Opportunities Master Fund

By:
Name:
Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Senior Convertible Note to be duly executed as of the date first written above.

INVESTOR:

FIRSTFIRE GLOBAL OPPORTUNITIES FUND LLC

By:
Name:
Title: